SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                     EQCA3c 9/96

--------------------------------------------------------------------------------
                              THIRD QUARTER REPORT

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                                    SELIGMAN
                                     CAPITAL
                                   FUND, INC.
--------------------------------------------------------------------------------


                               September 30, 1996

                                     [LOGO]
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                           A Capital Appreciation Fund
                               Established in 1983

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
Seligman Capital Fund slightly lagged the Standard & Poor's 500 Composite Stock Price Index (S&P 500) for the three months ended September 30, 1996. Year-to-date, however, the Fund has outpaced the S&P 500. Specific performance information and a discussion with your Portfolio Manager about the past three months begin on page 2.

     In the third quarter of 1996, the economy continued to grow at a healthy pace with virtually no inflationary repercussions and no action from the Federal Reserve Board to alter interest rates. Reports issued in September reflected the economy's health, showing improvement in production, new home sales, wages, and spending.

     With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

     Despite the Fed's unchanging position on interest rates in the third quarter, the apprehension surrounding each Fed meeting continued to have a significant influence on the financial markets. In the equity markets, July was marked by a correction, August by a recovery, and September by a series of record-breaking highs. Continuing the year's trend, the bond markets rose or fell with the release of each new economic report. Following the Fed's September 24 decision to maintain the current fed funds rate, the yield on the 30-year Treasury bond declined modestly. For the remainder of the month, the yield ranged from 6.89% to 6.98%, ending the quarter at 6.92%.

     Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

     As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

     We thank you for your continued interest in Seligman Capital Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President
October 30, 1996
--------------------------------------------------------------------------------
IMPORTANT TELEPHONE NUMBERS
---------------------------
SHAREHOLDER
SERVICES
(800) 221-2450

RETIREMENT PLAN
SERVICES
(800) 445-1777

24-HOUR AUTOMATED
TELEPHONE ACCESS SERVICE
(800) 622-4597

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

----------------------


     [PHOTO]


----------------------
LORIS D. MUZZATTI


HOW DID SELIGMAN CAPITAL FUND PERFORM IN THE PAST THREE MONTHS?

Seligman Capital Fund modestly lagged the Standard & Poor's 500 Composite Stock Price Index (S&P 500) in the third quarter of 1996. However, the Fund outpaced the S&P 500 for the nine months ended September 30, 1996.

WHAT ECONOMIC FACTORS INFLUENCED SELIGMAN CAPITAL FUND'S PERFORMANCE IN THE PAST THREE MONTHS?

In the third quarter of 1996, continued economic growth brought fears of inflationary pressure and a possible increase in interest rates. Strong employment data sent the equity markets lower in July, and interest rates spiked briefly but stabilized in August and September as economic news started to indicate an economic slowdown. As fears of an imminent Federal Reserve Board tightening subsided, the equity markets regained strength to set new highs by the end of the third quarter, improving the valuations of your Fund's holdings.

WHAT INDUSTRIES AFFECTED THE FUND'S PERFORMANCE IN THE PAST THREE MONTHS?

Overall, Seligman Capital Fund benefited significantly from the strength of mid-capitalization stocks. More specifically, the fact that the Fed did not increase interest rates improved the outlook for interest rate-sensitive stocks, such as banks. Strong individual company performance also drove these stocks higher. The portfolio's positions in financial services, therefore, had a strong quarter and led the Fund's performance. We modestly increased our positions in financial services with the purchase of Old Republic International, a specialty insurance company, and St. Paul Bancorp, a regional bank.

     In health care, rising medical costs squeezed the margins of smaller health care services companies such as Mid Atlantic Medical Services and Humana. We reduced our exposure to smaller HMOs and redeployed the assets to more attractively valued health care stocks with stronger long-term growth prospects. We purchased Pharmacia & Upjohn, whose established business is better positioned to sustain earnings in the current environment, and smaller companies such as Arterial Vascular Engineering which manufactures leading-edge cardiovascular products and has outstanding growth prospects.

     Technology stocks also had a strong third quarter, due in part to the buying opportunity provided by the July sell-off. We increased our exposure to the technology sector, adding attractively valued companies such as Arrow Electronics, Sterling Commerce, and Xilinx. All have strong underlying fundamentals and good long-term growth prospects.

================================================================================

--------------------------------------------------------------------------------

     Continuing mergers and acquisitions in the telecommunications industry somewhat dampened the Fund's performance. The purchase of MFS Communications by WorldCom sparked a sell-off of WorldCom. However, another of the Fund's telecommunications holdings, McLeod, which has operations similar to MFS, saw its valuation improve as a result of its potential for future acquisition. Further, sluggish sales caused specialty apparel retailers and department stores to have a difficult quarter. We, therefore, reduced our position in Nordstrom, but purchased Saks Holdings due to its rapid expansion potential and superior merchandising strategies.

WHAT IS YOUR OUTLOOK?

In the third quarter of 1996, we took advantage of July's reduced valuations to shift the portfolio into growth companies with stronger fundamentals and solid long-term growth potential. The Fund shows continued improvement in performance, on both a relative and absolute basis, and is well positioned in its objective and portfolio characteristics to provide strong long-term results. The outlook remains positive for the Fund's portfolio of rapid growth stocks, which are selling at attractive valuations and have good prospects for future appreciation.

================================================================================
SELIGMAN CAPITAL FUND, INC.
--------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
For Periods Ended September 30, 1996
                                                                                   AVERAGE ANNUAL
                                                                     -------------------------------------------
                                   CLASS B                                                               CLASS D
                                    SINCE                                                                 SINCE
                                  INCEPTION   THREE      NINE        ONE         FIVE          10       INCEPTION
                                   4/22/96    MONTHS     MONTHS      YEAR        YEARS        YEARS      5/3/93
                                   -------    ------     ------      ----        -----        -----      ------
CLASS A
With Sales Charge                   n/a      (2.22)%     12.83%      23.92%      13.78%       13.53%       n/a
Without Sales Charge                n/a       2.67       18.47       30.09       14.90        14.08        n/a

CLASS B
With 5% CDSL                       2.12%     (2.56)        n/a         n/a         n/a          n/a        n/a
Without CDSL                       7.12       2.44         n/a         n/a         n/a          n/a        n/a

CLASS D
With 1% CDSL                        n/a       1.44       16.80       28.08         n/a          n/a        n/a
Without CDSL                        n/a       2.44       17.80       29.08         n/a          n/a      14.35%

S&P 500**                          6.15+      3.09       13.50       20.33       15.23        14.95      16.99++

NET ASSET VALUE
                           SEPTEMBER 30, 1996     JUNE 30, 1996       MARCH 31, 1996        DECEMBER 31, 1995
                          --------------------   --------------      ----------------     --------------------
CLASS A                          $18.47              $17.99               $16.66                 $15.59
CLASS B                           17.60               17.18                16.43+++                 n/a
CLASS D                           17.60               17.18                15.94                  14.94

CAPITAL GAIN INFORMATION
For the Nine Months Ended September 30, 1996
                                                    CAPITAL GAIN
                                        ------------------------------------
                                           REALIZED             UNREALIZED(0)
                                        --------------        --------------
CLASS A                                     $1.691                $5.297
CLASS B                                      1.691                 5.297
CLASS D                                      1.691                 5.297

----------
  * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
    The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The S&P 500 is an unmanaged index that assumes reinvestment of estimated dividends, and does not reflect fees and expenses. Investors may not invest directly in an index.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
(0) Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1996.

================================================================================
SELIGMAN CAPITAL FUND, INC.
--------------------------------------------------------------------------------
LARGEST PORTFOLIO CHANGES
During Past Three Months
                                              SHARES
                                        ------------------
                                                  HOLDINGS
ADDITIONS                               INCREASE  9/30/96
---------                               -------   -------
Arrow Electronics ...................    60,000    60,000
Arterial Vascular Engineering .......   140,000   165,000
Landry's Seafood Restaurants ........    55,000    55,000
MGM Grand ...........................    60,000    60,000
Old Republic International ..........    60,000    60,000
Pharmacia & Upjohn ..................    70,000    70,000
St. Paul Bancorp ....................    50,000    50,000
Sterling Commerce ...................   100,000   100,000
TCSI ................................    96,500   186,500
Xilinx ..............................    50,000    50,000

                                              SHARES
                                        ------------------
                                                  HOLDINGS
REDUCTIONS                              DECREASE  9/30/96
----------                              -------   -------
AmeriSource Health (Class A) ........    75,000        --
Biogen ..............................    35,000        --
Comshare ............................   150,000        --
Cooper Tire & Rubber ................    75,000        --
Guidant .............................    35,000    50,000
Informix ............................    95,000        --
Oxford Health Plans .................    40,000    40,000
Sterling Software ...................    50,000        --
Sybase ..............................   100,000        --
Viacom (Class B) ....................   105,000        --

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.


MAJOR PORTFOLIO HOLDINGS
At September 30, 1996

SECURITY                                         VALUE
----------                                    -----------
Travelers................................     $7,368,750
Fiserv...................................      6,715,625
PepsiCo..................................      6,215,000
Home Depot...............................      5,687,500
Microsoft................................      5,272,500
Harley-Davidson..........................      5,160,000
UCAR International.......................      5,062,500
Amgen....................................      5,055,000
Ceridian.................................      5,000,000
Intel....................................      4,771,875

MAJOR SECTORS
At September 30, 1996

[The following table represents a pie chart in the printed piece.]

Drugs and Health Care .............                                  15.8%
Financial Services ................                                  11.2%
Telecommunications ................                                  10.6%
Short-Term Holdings ...............                                  10.5%
Computer Goods and
  Services ........................                                   8.8%
Consumer Goods and
  Services ........................                                   8.4%
Leisure and Related ...............                                   7.8%
Software ..........................                                   6.6%
Retail Trade ......................                                   6.4%
Basic Materials ...................                                   3.9%
Other .............................                                  10.0%

================================================================================
PORTFOLIO OF INVESTMENTS (unaudited)
--------------------------------------------------------------------------------

                                   SHARES        VALUE
                                   ------        -----
COMMON STOCKS 91.5%
AUTOMOTIVE AND RELATED  1.9%
Harley-Davidson...............    120,000    $ 5,160,000
                                             -----------
BASIC MATERIALS  3.9%
Minerals Technologies.........     75,000      2,803,125
Nucor.........................     70,000      3,552,500
Olin..........................     25,000      2,100,000
Schulman, A...................     93,750      2,156,250
                                             -----------
                                              10,611,875
                                             -----------

BUSINESS SERVICES AND
   SUPPLIES  3.7%
HFS* .........................     55,000      3,678,125
Interpublic Group of Companies    100,000      4,725,000
Leap Group....................     84,000        861,000
Snyder Communications.........     51,700        982,300
                                             -----------
                                              10,246,425
                                             -----------

COMPUTER GOODS AND
   SERVICES  8.8%
Arrow Electronics.............     60,000      2,670,000
Ceridian* ....................    100,000      5,000,000
Compaq Computer* .............     40,000      2,565,000
Fiserv* ......................    175,000      6,715,625
Intel    .....................     50,000      4,771,875
National Processing* .........     45,000        877,500
Xilinx* ......................     50,000      1,696,875
                                             -----------
                                              24,296,875
                                             -----------
CONSUMER GOODS AND
   SERVICES  8.4%
Block (H. & R.)...............     50,000      1,487,500
Consolidated Cigar Holdings
  (Class A)* .................     50,000      1,531,250
Estee Lauder* ................     65,000      2,916,875
Gargoyles* ...................     40,000        840,000
Gucci Group...................     29,250      2,120,625
Newell........................    150,000      4,500,000
Oakley* ......................    100,000      4,250,000
Tag Heuer (ADRs)* ............     60,000      1,185,000
Tommy Hilfiger* ..............     70,000      4,147,500
                                             -----------
                                              22,978,750
                                             -----------
DRUGS AND HEALTH
   CARE  15.8%
Amgen* .......................     80,000      5,055,000
Arterial Vascular Engineering*    165,000      4,455,000
Columbia/HCA Healthcare.......     75,000      4,265,625
Express Scripts (Class A)* ...     45,000      1,670,625
Guidant.......................     50,000      2,762,500
Humana* ......................    100,000      2,025,000
InControl* ...................    100,000        925,000
Mid Atlantic Medical Services*    125,000      1,593,750
Nitinol Medical Technologies*     100,000      1,112,500
Optical Sensors* .............     75,000        628,125
Oxford Health Plans* .........     40,000      1,992,500
Pharmacia & Upjohn............     70,000      2,887,500
Pfizer........................     50,000      3,956,250
Physio-Control International*     145,000      3,670,312
St. Jude Medical* ............     80,000      3,235,000
United Healthcare.............     75,000      3,121,875
                                             -----------
                                              43,356,562
                                             -----------

FINANCIAL SERVICES  11.2%
Allmerica Financial...........     62,500      2,031,250
Amerin* ......................    165,000      3,671,250
Donaldson Lufkin & Jenrette
  Securities..................    125,000      4,390,625
Greenpoint Financial..........     83,500      3,183,437
MBNA..........................    127,500      4,430,625
Old Republic International....     60,000      1,485,000
Progressive (Ohio)............     50,000      2,862,500
St. Paul Bancorp..............     50,000      1,306,250
Travelers.....................    150,000      7,368,750
                                             -----------
                                              30,729,687
                                             -----------

FOOD AND FOOD
   SERVICES  2.8%
Landry's Seafood Restaurants*      55,000      1,361,250
PepsiCo.......................    220,000      6,215,000
                                             -----------
                                               7,576,250
                                             -----------

INDUSTRIAL GOODS AND
   SERVICES  2.2%
Ionics* ......................     20,000        942,500
UCAR International* ..........    125,000      5,062,500
                                             -----------
                                               6,005,000
                                             -----------

LEISURE AND RELATED  7.8%
British Sky Broadcasting (ADRs)    60,000      3,300,000
Circus Circus Enterprises* ...    100,000      3,537,500
Infinity Broadcasting (Class A)*  150,000      4,725,000
MGM Grand.....................     60,000      2,535,000
Mirage Resorts* ..............    140,000      3,587,500
Sun International Hotels* ....     75,000      3,843,750
                                             -----------
                                              21,528,750
                                             -----------

PACKAGING  0.4%
Ball..........................     50,000      1,225,000
                                             -----------

================================================================================
                                                              September 30, 1996
--------------------------------------------------------------------------------

                                   SHARES        VALUE
                                   ------        -----
RETAIL TRADE  6.4%
Cross-Continent Auto Retailers*    48,500    $ 1,115,500
Home Depot....................    100,000      5,687,500
Nordstrom.....................     55,000      2,093,438
Office Depot* ................    125,000      2,953,125
OfficeMax* ...................    150,000      2,100,000
Saks Holdings* ...............    105,000      3,675,000
                                            ------------
                                              17,624,563
                                            ------------
SOFTWARE  6.6%
Activision* ..................     80,000      1,135,000
DST Systems* .................     80,000      2,560,000
Infoseek* ....................     91,200        815,100
International Game Technology.    175,000      3,587,500
Microsoft* ...................     40,000      5,272,500
Parametric Technology* .......     34,700      1,715,481
Sterling Commerce* ...........    100,000      2,950,000
                                            ------------
                                              18,035,581
                                            ------------

TELECOMMUNICATIONS  10.6%
Advanced Fibre Communications*     20,500        512,500
American Portable
  Telecommunications*  .......    150,000      1,490,625
Ascend Communications* .......     20,000      1,321,250
Century Telephone Enterprises.    100,000      3,437,500
EXCEL Communications* ........    125,000      3,953,125
Harmonics Lightwaves* ........     30,000        585,000
LCC International* ...........     65,000      1,194,375
McLeod (Class A)* ............    100,000      3,300,000
MRV Communications* ..........    145,000      3,751,875
Orckit Communications* .......     30,000        553,125
TCSI* ........................    186,500      2,494,438
360(degree)Communications* ...    100,000      2,350,000
WorldCom* ....................    210,000      4,515,000
                                            ------------
                                              29,458,813
                                            ------------
MISCELLANEOUS  1.0%
World Color Press*............    126,500      2,814,625
                                            ------------
OTHER  .......................                    58,973
                                            ------------
TOTAL COMMON STOCKS
   (Cost $172,497,293) .......               251,707,729
                                            ------------

SHORT-TERM HOLDINGS  10.5%    PRINICIPAL
ABN-AMRO Bank, Grand Cayman,    AMOUNT
                              ----------
  Fixed Time Deposit,
  5 3/8%, 10/1/1996............ $ 4,960,000  $ 4,960,000
Canadian Imperial Bank of
  Commerce, Grand Cayman,
  Fixed Time Deposit,
  5 1/2%, 10/1/1996............  12,000,000   12,000,000
First National Bank of Chicago,
  Grand Cayman,
  Fixed Time Deposit,
  5 3/4%, 10/1/1996............  12,000,000   12,000,000
                                           -------------

TOTAL SHORT-TERM HOLDINGS
  (Cost $28,960,000)..................        28,960,000
                                           -------------
TOTAL INVESTMENTS  102.0%
  (Cost $201,457,293).................       280,667,729
OTHER ASSETS LESS
  LIABILITIES  (2.0)% ................        (5,490,000)
                                           -------------
NET ASSETS  100.0% ...................      $275,177,729
                                           =============
----------
* Non-income producing security.

Note: Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.